UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported) July 29, 2005

Commission file number: 0-23605
______________________

_____________________________________
(exact name of registrant as specified in its charter)

Tennessee	62-1721072
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

114 West College Street
Murfreesboro, Tennessee 37130
(Address of Registrant’s principal executive office)

(615) 893-1234
(Registrant’s telephone number, including area code)
______________________

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 29, 2005, Cavalry Bancorp, Inc. (the “Company”) issued a press release reporting financial results for the second quarter ended 2005, a copy of which is being furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference. The information being furnished under Item 2.02 of this Report shall not be considered “filed” for purposes of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

Item 7.01 Regulation FD Disclosure

On July 29, 2005, the Company issued a press release reporting financial results for the second quarter ended 2005, a copy of which is being furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference. The information being furnished under Item 7.01 of this Report shall not be considered “filed” for purposes of the Exchange Act, and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number Description
99.1 Press Release issued by Cavalry Bancorp, Inc. dated July 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2005		CAVALRY BANCORP, INC.
By:
Hillard C. Gardner
Senior Vice President and
Chief Financial Officer